SUPPLEMENT DATED APRIL 1, 2024

TO THE PACIFIC SELECT FUND SUMMARY PROSPECTUS DATED MAY 1, 2023

FOR DIVERSIFIED BOND PORTFOLIO

This supplement revises the Pacific Select Fund Summary Prospectus dated May 1, 2023, for Diversified Bond Portfolio (the “Prospectus”), as supplemented, and must be preceded or accompanied by the Prospectus. Remember to review the Prospectus for other important information. Capitalized terms not defined herein are as defined in the Prospectus.

In the Principal Investment Strategies subsection, the following will be added after the fifth paragraph under the Core Plus Full Discretion portion:

This portion of the Fund expects to maintain a weighted average effective duration within 5 years (plus or minus) of the Fund’s benchmark index, the Bloomberg US Aggregate Bond Index. Duration is often used to measure a bond’s sensitivity to interest rates. The longer a fund’s duration, the more sensitive it is to interest rate risk. The shorter a fund’s duration, the less sensitive it is to interest rate risk. The duration of the Bloomberg US Aggregate Bond Index was 6.24 years as of December 31, 2023.